Prospectus

December 30, 1999, as
revised September 30, 2000

Putnam High Yield Trust II

Class Y shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 7  Who manages the fund?

 8  How does the fund price its shares?

 8  How do I buy fund shares?

 9  How do I sell fund shares?

10  How do I exchange fund shares?

10  Fund distributions and taxes

Putnam Defined Contribution Plans


[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES -- LOWER-RATED BONDS

We mainly invest in bonds that

* are obligations of U.S. corporations,

* are below investment grade in quality (junk bonds), and

* have intermediate- to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that issuers of the fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the fund invests mainly in junk bonds, this risk is heightened for the fund. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that movements in the securities markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

You can lose money by investing in the fund. The fund may not achieve its goals, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following chart provides some indication of the fund's risks by showing year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

Plot points

1998       0.20%


Year-to-date performance through 9/30/99 was 1.67%. During the periods shown in the bar chart, the highest return for a quarter was 8.00% (quarter ending 3/31/98) and the lowest return for a quarter was -8.49% (quarter ending 9/30/98).

Performance of class Y shares, which were not in existence during the periods shown in the bar chart and table following the chart, was derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares prior to their inception does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

Average Annual Total Returns (for periods ending 12/31/98)
-------------------------------------------------------------------------------
                                                                   Since
                                           Past                   inception
                                          1 year                 (12/31/97)
-------------------------------------------------------------------------------
Class Y                                 -4.52%                    -4.52%
First Boston High Yield Index            0.58%                     0.58%
-------------------------------------------------------------------------------

The fund's performance through 8/31/98 benefited from Putnam Management's agreement (since inception) to limit the fund's expenses. The fund's performance is compared to the First Boston High Yield Index, an unmanaged index that is market-weighted and includes publicly-traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                            Total Annual
        Management          Other          Fund Operating
          Fees              Fees             Expenses
-------------------------------------------------------------------------------
         0.63%              0.18%              0.81%
-------------------------------------------------------------------------------


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
               1 year         3 years           5 years        10 years
-------------------------------------------------------------------------------
Class Y         $83            $259              $450           $1,002
-------------------------------------------------------------------------------


What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in lower-rated bonds. These investments are commonly known as fixed-income investments. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt investments. Changes in a debt instrument's value usually will not affect the amount of income the fund receives from it, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk.

We invest mostly in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by a nationally recognized rating agency rating such investments, or are unrated investments that we think are of comparable quality. We may buy investments in any category, and may invest up to 15% of the fund's assets in investments rated, at the time of purchase, below CCC (or its equivalent) by each rating agency rating such investments, and unrated investments that we think are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." They reflect a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.

Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt.

We may have to participate in legal proceedings or to take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also know as emerging) markets that typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.

* Illiquid investments. We may invest up to 15% of the fund's assets in illiquid investments, which may be considered speculative. The sale of many of these investments is limited by law. We may not be able to sell the fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

* Frequent trading. We may buy or sell investments relatively often, which involves higher brokerage commissions, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives, including futures, options, warrants and swap contracts, equity securities and assignments, and participants of fixed and floating rate loans, and may be subject to other risks, as described in the fund's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of the fund's shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving the fund's goal.

* Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.63% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

-------------------------------------------------------------------------------
Manager                Since   Experience
-------------------------------------------------------------------------------
Jennifer E. Leichter   1998    1987 - Present         Putnam Management
Managing Director
-------------------------------------------------------------------------------
Jeffrey A. Kaufman     1997    1998 - Present         Putnam Management
Senior Vice President          Prior to August 1998   MFS Investment Management
-------------------------------------------------------------------------------


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management, Inc. (Putnam Retail Management) generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

Eligible purchasers.  A defined contribution plan (including a corporate
IRA) is eligible to purchase class Y shares if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or

* the plan's sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $150 million (using the higher of purchase price or current market value) within one year of initial purchase, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify under Section 529 of the Internal Revenue Code are also eligible to purchase class Y shares.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Fund distributions and taxes

The fund will declare a distribution each day in an amount which is based on Putnam Management's projections of the fund's estimated net investment income. Normally, the fund distributes any net investment income once a month and any net realized capital gains at least once a year.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

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For more information about Putnam
High Yield Trust II

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about the fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

            Putnam Defined Contribution Plans
            One Post Office Square
            Boston, Massachusetts 02109
            1-800-752-9894

            Address correspondence to
            Putnam Investor Services
            P.O. Box 9740
            Providence, Rhode Island 02940-9740

            www.putnaminvestments.com

            File No: 811-7513
            Putnam High Yield Trust II (a series of Putnam Funds Trust)